UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2014
BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703
(Address of Principal Executive Office)

(919) 859-1302
(Registrant’s telephone number, including area code)

________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The RAPIACTA® royalty stream from Shionogi & Co. (“Shionogi”), the partner of BioCryst Pharmaceuticals, Inc. (the “Company”) in Japan, was insufficient to pay the accrued interest in arrears on the non-recourse PhaRMA Notes by the September 1, 2014 payment date and an event of default has occurred with respect to the PhaRMA Notes.  As a result of the event of default, the holders of the PhaRMA Notes may pursue acceleration of the PhaRMA Notes, may foreclose on the collateral securing the PhaRMA Notes and the equity interest of the Company in its wholly-owned subsidiary, JPR Royalty Sub LLC (“Royalty Sub”) and exercise other remedies available to them under the indenture in respect of the PhaRMA Notes. In such event, the Company may not realize the benefit of future royalty payments that might otherwise accrue to the Company following repayment of the PhaRMA Notes and it might otherwise be adversely affected. Due to the non-recourse nature of the PhaRMA Notes, in the event of any potential acceleration or foreclosure, the Company believes the primary impact to the Company would be the loss of future royalty payments from Shionogi and legal costs associated with retiring the PhaRMA Notes. In addition, the Company may incur costs associated with liquidating the related currency hedge agreement, which would no longer be required in the event of foreclosure or if the PhaRMA Notes cease to be outstanding. As the PhaRMA Notes are the obligation of Royalty Sub, the Company does not currently expect an event of default on the PhaRMA Notes to have a significant impact on the Company’s future results of operations or cash flows.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause BioCryst’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

By:	/s/ Alane Barnes
Alane Barnes
Vice President, General Counsel and Corporate Secretary

Dated:  September 2, 2014